                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-36217

                       SUPPLEMENT TO THE PROSPECTUS OF
    DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC. DATED DECEMBER 24, 1996

   On July 28, 1997, certain other open-end investment companies ("Multi-Class Funds") to which Dean Witter InterCapital Inc. (the "Investment Manager") serves as investment manager began offering their shares in four classes, each with a different combination of sales charges, ongoing fees and other features. Dean Witter Global Short-Term Income Fund Inc. (the "Fund") will continue to offer one class of shares. In order to reflect implementation of this multiple class distribution system, the Fund's Prospectus is revised as follows:

   Contingent Deferred Sales Charge Waivers. The category of waivers of applicable contingent deferred sales charges is revised also to include redemptions of Fund shares held by all employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB serves as Trustee or the 401(k) Support Services Group of Dean Witter Reynolds Inc. serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   Exchange Privilege. Under the section "Shareholder Services--Exchange Privilege," the term "CDSC funds" is amended to mean the Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities and Class B of the Multi-Class Funds.

   In addition, the third paragraph in the same section is deleted to reflect that shares of the Fund may no longer be acquired in an exchange for shares of a "front-end sales charge fund" (as defined in the Prospectus) or shares of an Exchange Fund (as defined in the Prospectus) acquired in exchange for shares of such a front-end sales charge fund.

July 28, 1997